Community Bancorp.

Vermont's Community Bank


Community National Bank

Community Bancorp (OTCQX:CMTV)

2025 First Quarter Investor Presentation

Forward-Looking Statements

This presentation contains forward-looking statements that are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements about the Company's financial condition, capital status, dividend payment practices, business outlook and affairs. Although these statements are based on management's current expectations and estimates, actual conditions, results, and events may differ materially from those contemplated by such forward-looking statements, as they could be influenced by numerous factors which are unpredictable and outside the Company's control.

Factors that may cause actual results to differ materially from such statements include, among others, the following: (1) general economic or monetary conditions, either nationally or regionally, continue to decline, resulting in a deterioration in credit quality or diminished demand for the Company's products and services; (2) changes in laws or government rules, or the way in which courts interpret those laws or rules, adversely affect the financial industry generally or the Company's business in particular, or may impose additional costs and regulatory requirements; (3) interest rates change in such a way as to reduce the Company's interest margins and its funding sources; and (4) competitive pressures increase among financial services providers in the Company's northern New England market area or in the financial services industry generally, including pressures from nonbank financial service providers, from increasing consolidation and integration of financial service providers and from changes in technology and delivery systems.

These statements speak only as of the date of this presentation and the Bank does not undertake any obligation to update or revise any of these forward-looking statements to reflect events or circumstances occurring after the date of this communication or to reflect the occurrence of unanticipated events.

Disclaimers

The contents of this presentation are intended for informational purposes only and are not intended as investment advice or as an offer to sell or solicitation of an offer to buy any securities.

The Company has not independently verified any third party information and makes to representations as to the accuracy or completeness of such information.

The data and information contained in this presentation are believed by management of the Company to be accurate at the time of presentation but are subject to change without notice.

This presentation includes GAAP financial measures, as well as certain non-GAAP financial measures where management believes it to be helpful in under standing the Company's results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, are contained in the Appendix to this document, a copy of which is furnished in the Company's Current Report on Form 8-K related to this presentation, and is also posted on the investor relations page of the Company's website.

Table of Contents

I. Executive Summary

Community Bancorp – Who We Are

Company Overview

"Vermont's Community Bank"

- Founded in 1851 and headquartered in Derby, VT
- Focused on commercial lending and financial solutions for individuals, businesses, and municipalities throughout Northern and Central Vermont
- Ranked #1 bank in Vermont by Forbes in 2024[1]
- Operates twelve branches and two loan production offices
- ~130 full-time employees
- Holds a 33% equity stake in Community Financial Services Group, LLC (CFSG), the Bank's trust and investment management affiliate, with an expectation to move to 50% by the end of 2025
    - ~ $1.5B in assets under management as of December 31, 2024
- Shares of Community Bancorp trade on the (OTCQX:CMTV)

Company Footprint


CMTV HQ
CMTV Loan Production (2)
CMTV Branches (12)

($ in thousands unless otherwise noted)

Bank-level Financials	2021Y	2022Y	2023Y	2024Y	2025Q1
Total Assets	$ 1,018,533	$ 1,055,421	$ 1,098,634	$ 1,248,213	$ 1,187,395
Total Loans	$ 690,289	$ 749,043	$ 846,004	$ 928,589	$ 941,445
Total Deposits	$ 880,308	$ 924,344	$ 898,049	$ 1,002,714	$ 980,794
Total Equity	$ 97,061	$ 87,018	$ 101,032	$ 110,120	$ 115,170
Loans / Deposits	78.41%	81.04%	94.20%	92.61%	95.99%
NPAs / Assets	0.61%	0.81%	0.63%	0.67%	0.75%
Tier 1 Leverage Ratio	8.73%	9.15%	9.50%	9.40%	9.81%
NIM	3.57%	3.42%	3.42%	3.22%	3.36%
ROAA	1.45%	1.41%	1.36%	1.21%	1.27%
ROAE	14.88%	16.68%	15.89%	13.31%	13.53%
Non-int expense/Avg. Assets	2.22%	2.07%	2.17%	2.18%	2.15%

Source: S&P Capital IQ Pro; Company filings
(1) Forbes 2024 America's Best Banks June 2024

Community National Bank

Community Bancorp – Highlights and Value Proposition

- **Experienced Leadership Team & Board Aligned With Shareholders**
  - With deep expertise and a strong track record, the Bank's leadership team consistently drives success
  - Management and the board own 8.57% of shares combined as of May 2025
- **Strong Commercial Growth Contributing Strong Earnings and TBV Growth**
  - ~10% CAGR growth in total loans since 2021, driven by commercial lending
  - During the same period since 2021, maintained an average ROAA of ~1.30%
  - EPS Growth of ~ 9% CAGR and TBV per Share + Dividends by 8%+ CAGR since December 31, 2014
- **Consistent, Above-Peer Profitability, Paired With Attractive Valuation**
  - CMTV has stronger than peer performance, with a ROAA of 1.19%[1,5] vs. 0.87%[1] for peers, a ROATCE of 16.00%[1,5] vs. 10.87%[1] for peers, and an efficiency ratio of 59.2%[1,5] vs. 66.7%[1] for peers
  - CMTV shares trade at 7.9x[2,5] price-to-LTM earnings compared to 10.2x[2] for peers
  - CMTV offers a dividend yield of 5.48%[2,5], above the peer median of 2.75%[2]
- **Sustainable Capital Ratios and Strong "Through-the-Cycle" Asset Quality**
  - Well capitalized with Total Capital and Tier 1 Ratios, at 14.94% and 13.69% respectively[3,6]
  - Low Net Charge-offs to Average Loans ratio of 0.02%[6] for the quarter-ended March 31, 2025, highlights disciplined credit risk management and reflects the strength and stability of the Northern Vermont economy
- **Growing Trust And Investment Platform Drives Customer Relationships and Diversifies Income Profile**
  - CMTV is expected to have a 50% ownership in trust and wealth management affiliate, CFSG, aligning with its strategic focus on diversified, fee-based revenue growth[4]
  - Has grown revenues at a ~27%+ CAGR over the last 10 years
  - Manages over $1.5 billion in assets while strengthening long-term client relationships and increasing customer retention

Community National Bank

Source: S&P Capital IQ Pro; Company filings
Note: "Peers" or "Nationwide Peers" are defined as publicly traded banks between $1bn - $2.5bn in total assets; data shown is based on the median of the Peer group
(1) Data represents March 31, 2025
(2) Data represents May 6, 2025
(3) 12 CFR 206. 43(b)(1)(I)
(4) Community National Bank currently owns a 33% stake in its trust and investment affiliate, Community Financial Services Group (CFSG), which is expected to increase to 50% later this year
(5) Consolidated financial data shown
(6) Bank-level financial data shown

Community Financial Services Group (CFSG) Success Story

Community National Bank holds a 33% stake in its trust and investment affiliate, Community Financial Services Group (CFSG), which is expected to move to 50%[1]

- Founded in 2002, CFSG provides trust and investment management services to individuals, nonprofits, and small businesses
- Assets under management of ~$1.5 billion
- Comprised of 28 experienced financial professionals with offices in Vermont, New Hampshire, and Florida
- Offers a diverse mix of equity and fixed income strategies

Performance highlights

- Asset management revenue of ~$8.6 million for 2024
- Trust accounts grew 4% in 2024, and Trust Platform assets grew 17%
- Business valuation increased ~17% to ~$21M in 2024
- The business relies primarily on bank referrals and the expansion of existing client relationships

CFSG Asset Management Revenue



(dollars in thousands)
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
CFSG REVENUE CAGR of 26.67%
$808
$985
$1,154
$1,362
$1,456
$1,478
$1,933
$2,322
$2,635
$2,973
$3,379
$3,645
$3,794
$4,086
$4,594
$5,092
$5,513
$6,668
$6,827
$7,389
$8,598
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

CFSG has shown the ability to scale wealth management business with sophisticated and quality service. As a result of recent consolidation, CMTV's ownership stake is expected to increase to 50% from 33%.

Source: S&P Capital IQ Pro; Company documents

(1) Community National Bank currently owns a 33% stake in its trust and investment affiliate, Community Financial Services Group (CFSG), which is expected to increase to 50% later this year

II. Management Team Overview

Seasoned Leadership Team, With Deep Bench Behind Them

Approximately 8.57% of CMTV's common shares were owned by Board and Executive Team members as of May 2025, demonstrating strong alignment with shareholders



Christopher L. Caldwell – President & Chief Executive Officer

- Joined The Bank in April 2021 as Senior Vice President and Senior Lender and was promoted to Executive Vice President and Chief Lending Officer in July of that year
- Promoted to President and Chief Executive Officer in January 2025
- Prior to his current role, he held senior roles at Northwest Bank and MutualBank
- He holds a Bachelor of Science from Manchester College, a Master's degree from Ohio University, and an MBA from Anderson University



Louise M. Bonvechio – EVP, Chief Financial Officer & Corporate Secretary

- Joined The Bank in 1993
- Has held numerous key leadership roles throughout her tenure at The Bank
- She currently serves as a Trustee and Board Chair of North Country Hospital and is the past chair and current finance committee member of Gilman Housing Trust
- She has completed professional banking programs at the New England School of Financial Studies and the ABA Stonier Graduate School of Banking and earned a leadership certificate from the Wharton School



Regan Howard – SVP & Senior Loan Officer



Justin Bourgeois – SVP & Director of Corporate Baking



Jennifer Daigle – SVP & Senior Credit Officer

Source: S&P Capital IQ Pro; Company website

III. Key Market Highlights

Franchise Has Significant Scarcity Value As The Second Largest Stock-Owned Bank Across Vermont and New Hampshire

Greater New England has relatively few publicly traded, stock-owned banks leaving investors with limited optionality

Deposit Heatmap



Orleans
Franklin
Lamoille
Essex
Washington
Caledonia
Rutland
CMTV
> $50mm
> $100mm
> $300mm

Major Northern Vermont Employers

BEN&JERRY'S
CABOT CREAMERY
nvrh
JAY PEAK
ETHAN ALLEN
University of Vermont

Market Demographics

Projected Change (2025 – 2030)

Household Income



9.85%
8.64%
Vermont
USA

#2 Largest Stock-Owned Community Bank Across Vermont and New Hampshire[1]

Institution	Total Assets ($000)	Branches (#)
1 Union Bankshares, Inc.	1,524,832	18
2 Community Bancorp	**1,187,395**	**12**
3 Ledyard Financial Group, Inc.	974,931	11
4 Primary Bank	699,078	4
5 Guaranty Bancorp, Inc.	681,985	11
6 First Seacoast Bancorp, Inc.	592,643	5
7 Middlebury National Corporation	547,001	7
8 Peoples Trust Company of St. Albans	369,403	5

Source: S&P Capital IQ Pro

(1) Excludes banks that are not stock-owned and are over $10bn in Total Assets; data as of March 31, 2025

Our Markets: Leading Market Share in "Northeast Kingdom"

Community National Bank has leading market share in its markets centered in the Northeast Kingdom of Vermont. The Bank also has a significant growth trajectory through lending activities in Burlington, VT and the Upper Valley region of NH

Orleans County, VT

Institution (ST)	2024 Rank	2024 Number of Branches	2024 Total Deposits In Market ($000)	2024 Total Market Share (%)
Community Bancorp (VT)	1	5	527,323	73.93
Passumpsic Bancorp (VT)	2	1	99,892	14.01
M&T Bank Corp. (NY)	3	1	50,917	7.14
The Toronto-Dominion Bank	4	0	35,125	4.92
Total For Institutions In Market		**7**	**713,257**	



- CMTV is the #1 bank by market share in the county of Orleans, VT centered around the cities of Newport and Derby near the Canadian border
- CMTV has continued to grow its market share in Orleans County, recording a 0.22% increase since 2023

Caledonia County, VT

Institution (ST)	2024 Rank	2024 Number of Branches	2024 Total Deposits In Market ($000)	2024 Total Market Share (%)
Passumpsic Bancorp (VT)	1	4	342,489	43.13
Union Bankshares Inc. (VT)	2	3	190,745	24.02
Community Bancorp (VT)	3	2	128,928	16.23
Cmnty Finl System Inc (NY)	4	2	86,519	10.89
The Toronto-Dominion Bank	5	1	45,486	5.73
Total For Institutions In Market		**12**	**794,167**	



- CMTV has sustained a strong foothold in Caledonia County, capturing over 16% of the market share

Source: S&P Capital IQ Pro; financial data as of June 30, 2024

Community National Bank

Our Markets: Vermont's Balanced Economy Signals Relative Stability

Vermont consistently demonstrates lower unemployment and stronger home price growth than the national average, offering reliable economic stability during challenging times

Unemployment (Seasonally Adjusted)



16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Dec 2004
Dec 2005
Dec 2006
Dec 2007
Dec 2008
Dec 2009
Dec 2010
Dec 2011
Dec 2012
Dec 2013
Dec 2014
Dec 2015
Dec 2016
Dec 2017
Dec 2018
Dec 2019
Dec 2020
Dec 2021
Dec 2022
Dec 2023
Dec 2024
Vermont
United States

During the 2008–2009 financial crisis, Vermont's peak unemployment rate reached just 5.5%, compared to 7.3% nationally, highlighting the state's relative economic resilience

All Transactions – House Price Index[(1)]



900
800
700
600
500
400
300
200
100
0
Oct 2000
Oct 2001
Oct 2002
Oct 2003
Oct 2004
Oct 2005
Oct 2006
Oct 2007
Oct 2008
Oct 2009
Oct 2010
Oct 2011
Oct 2012
Oct 2013
Oct 2014
Oct 2015
Oct 2016
Oct 2017
Oct 2018
Oct 2019
Oct 2020
Oct 2021
Oct 2022
Oct 2023
Oct 2024
Vermont
United States

From 2006 to 2012, Vermont experienced a peak-to-trough home price decline of just 3.8%, compared to a 16.9% decline nationwide

Source: Federal Reserve Economic Data; Federal Reserve Bank of St. Louis

Note: Unemployment data as of December 2024; All-Transactions House Price Index data as of October 2024

(1) All transactions represent the movement of single-family house prices based on repeat sales or refinancings of the same properties

IV. Income Statement Highlights

Community National Bank – Performance Trends

Commentary

- *The Bank has experienced steady returns since 2021, consistently returning well above 1.00% of average assets and keeping a Net Interest Margin above 3.00% throughout that same period*
- *Demonstrated exceptional resilience through a variety of large-scale macro events, including Covid-19*
- *The Bank's low efficiency ratio indicates disciplined cost management and streamlined operations*

Return on Average Assets (%)


2.00
1.75
1.50
1.25
1.00
0.75
0.50
0.25
1.45
1.41
1.36
1.21
1.27
2021Y
2022Y
2023Y
2024Y
2025Q1
ROAA (%)

Net Interest Margin (%)


4.50
4.00
3.50
3.00
2.50
3.57
3.42
3.42
3.22
3.36
2021Y
2022Y
2023Y
2024Y
2025Q1
Net Interest Margin (%)

Efficiency Ratio (%)


70.0
65.0
60.0
55.0
50.0
45.0
40.0
54.2
52.7
54.6
57.8
56.3
2021Y
2022Y
2023Y
2024Y
2025Q1
Efficiency Ratio (FTE) (%)

Community National Bank

Source: S&P Capital IQ Pro
Note: Bank-level financial data

Operating Leverage Built Upon Disciplined Expense Management and Measured Growth

The Bank has managed to maintain a strong P&L amidst recent headwinds for the banking industry



Net Interest Income
Noninterest Expense
Noninterest Income
(dollars in thousands)
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
$38,784
$32,050
$21,156
$6,734
$40,284
$33,641
$21,365
$6,643
$42,370
$35,232
$23,385
$7,138
$42,911
$35,698
$25,227
$7,213
$45,012
$38,700
$25,848
$6,312
2021Y
2022Y
2023Y
2024Y
2025Q1(1)

Source: S&P Capital IQ Pro

Note: Bank-level financial data

(1) Annualized based on Q1 2025 Data (Q1 numbers multiplied by 4)

Consistent Net Interest Income Growth & Net Interest Margin MaintenanceThrough Difficult Environments

Net Interest Income (NII) and Net Interest Margin (NIM)

(dollars in thousands)



NII
NIM
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
7.50%
6.25%
5.00%
3.75%
2.50%
1.25%
0.00%
$32,050
$33,641
$35,232
$35,698
$38,700
3.57%
3.42%
3.42%
3.22%
3.36%
2021Y
2022Y
2023Y
2024Y
2025Q1

Key Components of NII and NIM



Loan Yield
Cost of Int. Bearing Dep.
Cost of Funds
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.64%
4.57%
5.24%
5.60%
5.63%
0.33%
0.27%
0.46%
0.38%
1.37%
1.25%
1.97%
1.99%
2.11%
1.81%
2021Y
2022Y
2023Y
2024Y
2025Q1

Source: S&P Capital IQ Pro
Note: Bank-level financial data

Community National Bank

V. Compelling Value Proposition

Consistently Growing EPS and Tangible Book + Dividends

Earnings Growth and Tangible Book Value + Dividend Growth have been strong and have outpaced share price gains in recent years



400%
350%
300%
250%
200%
150%
100%
50%
0%
-50%
320%
188%
98%
2000Y
2001Y
2002Y
2003Y
2004Y
2005Y
2006Y
2007Y
2008Y
2009Y
2010Y
2011Y
2012Y
2013Y
2014Y
2015Y
2016Y
2017Y
2018Y
2019Y
2020Y
2021Y
2022Y
2023Y
2024Y
Q1'25
TBVPS+Dividends
EPS Growth
Share Price

Source: S&P Capital IQ Pro; market data as of May 6, 2025

Compelling Value Proposition in Context of Profitability

Above Peer Profitability Profile Viewed In The Context of Q1'25 Valuation

CMTV
Nationwide Peers

Robust Profitability Metrics[1]

ROAA (%)


1.19
0.87

ROATCE (%)


16.00
8.54

Efficiency Ratio (%)


59.2
66.7

Valuation Fundamentals

Price / LTM EPS (x)


7.9
10.2

Price / TBV (%)


114.9
101.6

Dividend Yield (%)


5.5
2.7

Community National Bank

Source: S&P Capital IQ Pro; consolidated financial data as of March 31, 2025; market data as of May 6, 2025

Note: "Peers" or "Nationwide Peers" are defined as publicly traded banks between $1bn - $2.5bn in total assets; data shown is based on the median of the Peer group

(1) ROAA, ROATCE, and Efficiency Ratio metrics are for the quarter-ended March 31, 2025

P/TBV Valuation Relative to Return on Equity

Last Twelve Month ROATCE of ~16% and P/TBV of 115%.


450.0
400.0
350.0
300.0
250.0
200.0
150.0
100.0
50.0
–
P/TBV (%)
CMTV(1)
–
5.00
10.00
15.00
20.00
25.00
30.00
35.00
2025E ROATCE (%)

Source: S&P Capital IQ Pro; financial data as of March 31, 2025; market data as of May 6, 2025

Note: Includes banks between $500mm and $20.0bn in total assets that are traded on the NYSE or Nasdaq; banks without estimates for 2025 and those with less than 1,000 ADV are excluded; data points beyond the bounds of each axis are not shown, but considered for regression; core numbers used when available

(1) Represents CMTV LTM ROATCE (16.10%) and P/TBV (114.9% as of May 6, 2025)

Community National Bank

CMTV Historical Share Price Performance & Valuation Metrics

CMTV Current Valuation Metrics (as of 05/06/25)

Closing Share Price ($)	17.51
Market Capitalization ($mm)	98.4
Common Shares Outstanding (#)	5,616,853
Three-month Daily Avg. Volume (shrs)	2,047
Dividend Yield (%)	5.5
Price / Tang. Book (%)	114.9
Price / LTM EPS (x)	7.9


$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$17.51
2000Y
2001Y
2002Y
2003Y
2004Y
2005Y
2006Y
2007Y
2008Y
2009Y
2010Y
2011Y
2012Y
2013Y
2014Y
2015Y
2016Y
2017Y
2018Y
2019Y
2020Y
2021Y
2022Y
2023Y
2024Y
5/6/2025
Share Price

Source: S&P Capital IQ Pro; market data as of May 6, 2025

Community National Bank

VI. Assets & Liabilities Highlights

Tactically Growing Balance Sheet & Accreting Capital

Community Bancorp boasts core, steady growth on both sides of the balance sheet

Total Assets ($mm)


$1,600
$1,200
$800
$400
-
4.8% CAGR
$1,019
$1,055
$1,099
$1,248
$1,187
2021Y
2022Y
2023Y
2024Y
2025Q1

Total Gross Loans ($mm)


$1,200
$900
$600
$300
-
10.0% CAGR
$690
$749
$846
$929
$941
2021Y
2022Y
2023Y
2024Y
2025Q1

Total Deposits ($mm)


$1,200
$900
$600
$300
-
3.4% CAGR
$880
$924
$898
$1,003
$981
2021Y
2022Y
2023Y
2024Y
2025Q1

Tier 1 Capital ($mm)


$140
$105
$70
$35
-
9.7% CAGR
$87
$96
$105
$114
$117
2021Y
2022Y
2023Y
2024Y
2025Q1

Community National Bank

Source: S&P Capital IQ Pro
Note: Bank-level financial data shown

Well Diversified Loan Portfolio, With Commercial Focus

Total Gross Loans ($mm)[1]



$1,200
$900
$600
$300
–
10.0% CAGR
$690
$749
$846
$929
$941
2021Y
2022Y
2023Y
2024Y
2025Q1

3/31/25 Bank Loan Composition



Other 7.9%
Ag. Prod., 0.2%
Commercial & Industrial 12.8%
Multifam, 11.6%
Consumer 0.7%
Farm 2.5%
1-4 Family 27.9%
Constr & Land Dev 6.8%
Owner Occ. CRE 13.6%
Non Owner Occ. CRE 16.1%

- **Total loan portfolio of $941 million**
- **Current CRE concentration ratio 255%**
- **MRQ yield on loans of 5.63%**

Source: S&P Capital IQ Pro; financial data as of March 31, 2025, unless otherwise noted
Note: Bank-level financial data
(1) Total Loans includes HFI & HFS

Community National Bank

Strong Core Deposit Base, Drives Cost-of-Funds Advantage

Deposits Composition



CDs < $100k, 7.3%
CDs > $100k, 12.0%
Other Savings, 14.6%
Money Market, 16.6%
Transaction Accts, 49.4%

- Q1'25 Total Deposits of $981 million
- Most recent quarter Cost of Interest-Bearing Deposits of 2.11%
- Noninterest-bearing Deposits / Total Deposits of 20.3%

Deposits Composition Over Time ($mm)



3.4% CAGR
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$880
$44
$836
$924
$217
$707
$898
$204
$694
$1,003
$199
$804
$981
$199
$782
2021Y
2022Y
2023Y
2024Y
2025Q1
Interest-bearing Deposits
Noninterest-bearing Deposits

Cost of Int. Bearing Deposits vs. New England Banks (%)[1]



0.31
0.33
0.49
0.46
2.12
1.37
2.77
1.97
2.55
2.11
2021Y
2022Y
2023Y
2024Y
2025Q1
Community National Bank
New England Commercial Banks

Community National Bank

Source: S&P Capital IQ Pro

Note: Bank-level financial data

(1) New England Banks are defined as CT, ME, MA, NH, RI, and VT; data as of March 31, 2025

Investment Portfolio Mix & Performance

Securities Portfolio Attributes ($000s)


$200,000
$150,000
$100,000
$50,000
$-
4.00%
3.00%
2.00%
1.00%
0.00%
$175,767
$190,026
$189,760
$159,225
$167,809
$3,882
$32,041
$123,338
$1,130
$15,376
$11,428
$8,586
$38,232
$106,188
$11,558
$14,034
$11,027
$7,842
$39,263
$107,042
$10,721
$13,865
$10,792
$4,214
$26,755
$93,507
$10,486
$13,471
$13,657
$3,613
$21,476
$105,270
$10,297
$13,496
1.22%
1.58%
1.94%
2.02%
2.10%
2021Y
2022Y
2023Y
2024Y
2025Q1
Govt & Agency Secs
RMBS
Structured Products
Yield on Securities
State & Political Subdiv Secs
Treasury Secs
CMBS

Securities Portfolio Composition


Structured Products 2.2%
State & Political Subdiv Secs 6.1%
CMBS 8.1%
Govt & Agency Secs 8.0%
Treasury Secs 12.8%
RMBS 62.7%

- Community National Bank has ~$167 million of debt securities
  - This represents 14.13% of total assets
- The securities portfolio consists almost entirely of real estate mortgage back securities
- AOCI Unrealized Gain / Loss: -$13 million as of March 31, 2025

Source: S&P Capital IQ Pro
Note: Bank-level financial data

Historical Bank Loan Composition & Yields

The Bank continues to maintain a well-diversified Loan portfolio & Solid Risk-Adjusted Yields

Community National Bank Loan Composition Since 2021

($ in thousands)	2021Y		2022Y		2023Y		2024Y		2025Q1	
Loan Composition	**Balance**	**% of Total**	**Balance**	**% of Total**	**Balance**	**% of Total**	**Balance**	**% of Total**	**Balance**	**% of Total**
Construction	$25,398	3.7%	$28,063	3.7%	$50,377	6.0%	$65,711	7.1%	$63,974	6.8%
1-4 Family	216,538	31.4%	233,067	31.1%	241,109	28.5%	254,461	27.4%	262,551	27.9%
Multifamily	45,760	6.6%	70,001	9.3%	71,551	8.5%	104,363	11.2%	109,350	11.6%
Comm RE (Non Farm/Res)	211,524	30.6%	238,650	31.9%	270,128	31.9%	280,055	30.2%	280,274	29.8%
C&I	114,210	16.5%	116,759	15.6%	122,908	14.5%	124,383	13.4%	120,099	12.8%
Farm RE	18,233	2.6%	20,135	2.7%	22,799	2.7%	22,001	2.4%	23,102	2.5%
Agricultural	1,532	0.2%	1,182	0.2%	1,444	0.2%	1,451	0.2%	1,534	0.2%
Consumer	3,884	0.6%	3,803	0.5%	7,945	0.9%	6,728	0.7%	6,417	0.7%
Leases	0	0.0%	0	0.0%	0	0.0%	0	0.0%	0	0.0%
Other	53,210	7.7%	37,383	5.0%	57,743	6.8%	69,436	7.5%	74,144	7.9%
Total Gross Loans	**$690,289**	**100.0%**	**$749,043**	**100.0%**	**$846,004**	**100.0%**	**$928,589**	**100.0%**	**$941,445**	**100.0%**
Yield on 1-4 Family Loans	*4.28%*		*4.42%*		*5.26%*		*5.57%*		*5.77%*	
Yield on All Other RE Loans	*4.48%*		*4.71%*		*5.10%*		*5.44%*		*5.51%*	
Yield on C&I Loans	*6.18%*		*5.15%*		*6.24%*		*6.65%*		*6.18%*	
Yield on Loans and Leases	***4.64%***		***4.57%***		***5.24%***		***5.60%***		***5.63%***	
Yield on Earning Assets	*3.88%*		*3.77%*		*4.55%*		*4.96%*		*5.04%*	

Source: S&P Capital IQ Pro
Note: Bank-level financial data

VII. Asset Quality Highlights

Asset Quality & Reserve Coverage Ratios

Strong and Steady Asset Quality with Low NPAs and minimal Net Charge-offs

Commentary

- *The Bank saw a slight decrease in its NPAs / Assets over the last 4 years , still remaining comfortably below 100 bps of NPA's as of March 31, 2025*
- *The Bank has seen minimal chargeoffs, with NCOs / Avg. Loans for the three months ended March 31, 2025 of 0.02%*
- *Asset quality as a whole remains a clear focus for The Bank*

NPAs / Assets (%)


1.00%
0.75%
0.50%
0.25%
0.00%
0.81%
0.63%
0.67%
0.75%
2022Y
2023Y
2024Y
2025Q1

NCOs / Avg. Loans (%)[1]


0.60%
0.40%
0.20%
0.00%
-0.20%
0.00%
0.04%
0.14%
0.02%
2022Y
2023Y
2024Y
2025Q1

Loan Loss Reserves / Total Loans (%)


2.00%
1.50%
1.00%
0.50%
0.00%
1.16%
1.16%
1.06%
1.08%
2022Y
2023Y
2024Y
2025Q1

Community National Bank

Source: S&P Capital IQ Pro
Note: Bank-level financial data
(1) Negative NCOs represent a net recovery

Historical Net Charge-Offs & Non-performing Assets

The Bank has maintained significantly lower through-the-cycle NCOs, with peak NCOs of just 0.21%, compared to closer to 2% nationally


Net Charge-Offs / Avg. Loans
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2005Y 2006Y 2007Y 2008Y 2009Y 2010Y 2011Y 2012Y 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y 2021Y 2022Y 2023Y 2024Y
Community National Bank NCOs / Avg. Loans
US National Banks Aggregate NCOs / Avg. Loans (1)


NPAs / Assets
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2005Y 2006Y 2007Y 2008Y 2009Y 2010Y 2011Y 2012Y 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y 2021Y 2022Y 2023Y 2024Y
Community National Bank NPAs / Assets
US National Banks Aggregate NPAs / Assets (1)

Source: S&P Capital IQ Pro
Note: Bank-level financial data
(1) US National Banks are defined as banks between $1bn - $3.0bn in total assets

Community National Bank

VIII. Capital Highlights

Historical Bank-Level Regulatory Capital Ratios

The Bank has maintained strong Regulatory Capital, well in excess of regulatory well-capitalized thresholds[(1)]


Bank-Level TCE / TA
18%
15%
12%
9%
6%
3%
0%
8.49%
7.23%
8.23%
7.97%
8.81%
2021Y
2022Y
2023Y
2024Y
2025Q1


Bank Tier 1 Risk-Based Ratio
20%
16%
12%
8%
4%
0%
14.17%
13.64%
13.65%
13.52%
13.69%
Well-Capitalized Tier 1 Risk-Based Ratio (8.0%)
2021Y
2022Y
2023Y
2024Y
2025Q1


Bank Tier 1 Leverage Ratio
18%
15%
12%
9%
6%
3%
0%
8.73%
9.15%
9.50%
9.40%
9.81%
Well-Capitalized Tier 1 Lev. Ratio (5.0%)
2021Y
2022Y
2023Y
2024Y
2025Q1


Bank Total Capital Ratio
20%
16%
12%
8%
4%
0%
15.42%
14.89%
14.90%
14.76%
14.94%
Well-Capitalized Total Capital Ratio (10.0%)
2021Y
2022Y
2023Y
2024Y
2025Q1

Community National Bank

Source: S&P Capital IQ Pro
(1) 12 CFR 208.43(b)(1)(i)

Capital Stack Overview and Strategic Priorities

Capital Stack[(1)]


100%
95%
90%
85%
80%
75%
70%
65%
60%
55%
50%
% of CONSOLIDATED CAPITAL
11.1%
1.3%
87.6%
CMTV
Common Equity
Preferred Equity
TruPS

Capital Priorities

1 Organic Growth

- Drive profitability by supporting proven organic loan growth strategy

2 Dividends

- Continue to support return of capital to shareholders via dividend

3 Share Repurchases

- Opportunistically return capital to shareholders by buying back stock based on valuation, capital levels, and other uses of capital
- During the third quarter of 2024, the Company adopted a stock repurchase program authorizing the repurchase of up to 275,000 shares (~5%) of the Company's common stock

4 M&A

- Review and evaluate M&A opportunities that complement CMTV's business model

Source: S&P Capital IQ Pro, FFIEC, Company filings; financial data as of March 31, 2025

Note: Consolidated financial data shown

(1) Capital Stack breakdown is represented as Common Equity ($101mm), Preferred Equity ($1.5mm) and Trust Preferred ($12.5mm)

IX. Appendix

2025 Q1 Highlights & Commentary

Financial Highlights

	2024 'Q4	2025 'Q1
BALANCE SHEET ($ IN THOUSANDS)		
Total Assets	$1,248,213	$1,187,395
Total Gross Loans (HFI)	$928,589	$941,445
Total Deposits	$1,002,714	$980,794
Total Equity	$110,120	$115,170
Loans / Deposits	92.6%	96.0%
TCE / TA	7.97%	8.81%
ASSET QUALITY		
NPAs / Assets	0.67%	0.75%
NCOs / Avg. Loans	(0.05%)	0.02%
LLR / NPAs	117.7%	114.22%
LLR / Loans	1.06%	1.08%
PROFITABILITY ($ IN THOUSANDS)		
Net Income	$4,444	$3,810
ROAA	1.45%	1.27%
ROAE	16.12%	13.53%
Net Interest Margin	3.32%	3.36%
Efficiency Ratio	52.9%	56.3%

2025 Q1 Commentary

- *Total net interest income for the first quarter ended March 31, 2025, increased $1.1 million, or 12.93%, to $9.4 million, compared to $8.4 million for the same quarter in 2024. The year-over-year improvement reflects an 13.2% increase, in interest and fees on loans due to loan growth and higher interest rates.*
- *The provision for credit losses for the first quarter ended March 31, 2025, was $325,054, compared to $313,579 for the same period in 2024, remaining steady even as the loan portfolio grew.*
- *Christopher Caldwell, President and Chief Executive Officer of Community Bancorp, holding company for Community National Bank, has announced results for the first quarter 2025:*
  "Our bank began 2025 with strong results across the board. I am very pleased with our solid performance including our sharply higher earnings and the continued growth in our loan portfolio and deposit balances. Both of these demonstrate that we are serving our customer base very effectively despite the economic uncertainty around us. Our ability to sustain year-over-year growth in assets and loans, reflects the dedication, talent and diligence of our team.

Source: S&P Capital IQ Pro, Company documents
Note: Bank-level financial data

Community National Bank Financial Highlights

Strong Balance Sheet growth paired with efficient earnings and high-quality assets

	As of and for the Years Ended:				As of and for the Quarters Ended:					12/31/2021 3/31/2025 CAGR
	12/31/2021	12/31/2022	12/31/2023	12/31/2024	3/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025	
Balance Sheet										
Total Assets ($000)	1,018,533	1,055,421	1,098,634	1,248,213	1,106,658	1,099,892	1,176,660	1,248,213	1,187,395	4.8%
Total Loans ($000)	690,289	749,043	846,004	928,589	867,382	862,977	913,350	928,589	941,445	10.0%
Total Deposits ($000)	880,308	924,344	898,049	1,002,714	884,850	850,097	930,724	1,002,714	980,794	3.4%
Tier 1 Capital ($000)	86,654	96,112	105,390	114,323	107,511	108,933	111,237	114,323	116,998	9.7%
Loans / Deposits (%)	78.4	81.0	94.2	92.6	98.0	101.5	98.1	92.6	96.0	
(Cash + Securities) / Assets (%)	28.7	25.0	19.2	21.7	17.8	17.5	18.7	21.7	16.6	
TCE / TA [1] (%)	8.5	7.2	8.2	8.0	8.2	8.4	8.5	8.0	8.8	
Tier 1 Leverage Ratio (%)	8.7	9.2	9.5	9.4	9.7	9.7	9.8	9.4	9.8	
Profitability										
Net Income ($000)	13,836	14,582	14,650	14,008	3,101	3,048	3,415	4,444	3,810	
ROAA (%)	1.45	1.41	1.36	1.21	1.11	1.08	1.19	1.45	1.27	
ROAE (%)	14.88	16.68	15.89	13.31	12.24	11.90	12.79	16.12	13.53	
Net Interest Margin (%)	3.57	3.42	3.42	3.22	3.22	3.10	3.24	3.32	3.36	
Efficiency Ratio (FTE) (%)	54.2	52.7	54.6	57.8	60.5	60.4	58.2	52.9	56.3	
Noninterest Inc / Operating Rev (%)	17.4	16.5	16.9	16.8	15.9	17.5	18.4	15.6	14.0	
Noninterest Exp / AA (%)	2.22	2.07	2.17	2.18	2.25	2.20	2.26	2.03	2.15	
Asset Quality (%)										
NPLs / Loans (%)	0.90	1.14	0.82	0.90	0.74	0.87	0.68	0.90	0.95	
NPAs / Assets (%)	0.61	0.81	0.63	0.67	0.58	0.71	0.55	0.67	0.75	
Reserves / NPAs (%)	124.5	101.8	141.5	117.7	157.1	132.7	146.7	117.7	114.2	
NCOs / Avg Loans (%)	0.02	-	0.04	0.14	0.06	0.02	0.54	(0.05)	0.02	

Source: S&P Capital IQ Pro
Note: Bank-level financial data
(1) TCE / TA is a non-GAAP financial measure

Historical Consolidated Balance Sheet

Dollars shown in thousands	For the Year Ended December 31, 2020	2021	2022	2023	2024
ASSETS					
Cash and due from banks	$10,851	$17,839	$12,303	$15,001	$9,875
Federal funds sold and overnight deposits	$104,199	$92,520	$58,838	$5,433	$101,065
Total cash and cash equivalents	$115,050	$110,359	$71,140	$20,435	$110,940
Securities available-for-sale	$60,705	$182,342	$192,918	$190,706	$159,697
Restricted equity securities, at cost	$1,447	$1,434	$1,412	$1,642	$2,629
Loans held-for-sale	$130	$339	NA	NA	NA
Loans	$709,355	$689,989	$748,549	$845,430	$927,941
Allowance for credit losses	($7,208)	($7,710)	($8,709)	($9,843)	($9,810)
Deferred net loan costs	($1,196)	($38)	$493	$573	$649
Net loans	$700,951	$682,240	$740,333	$836,160	$918,779
Bank premises and equipment, net	$10,210	$13,767	$13,042	$12,371	$12,073
Accrued interest receivable	$2,988	$2,401	$3,214	$4,247	$4,472
Bank owned life insurance	$4,988	$5,073	$5,153	$5,233	$5,318
Goodwill	$11,574	$11,574	$11,574	$11,574	$11,574
Other assets	$10,190	$9,575	$17,245	$16,977	$23,446
Total Assets	**$918,233**	**$1,019,106**	**$1,056,032**	**$1,099,345**	**$1,248,930**
LIABILITIES AND SHAREHOLDERS' EQUITY					
Deposits					
Demand, non-interest bearing	$185,955	$209,465	$216,094	$202,970	$197,697
Interest-bearing transaction accounts	$228,712	$265,514	$294,050	$297,031	$304,212
Money market funds	$115,546	$129,729	$140,117	$121,375	$169,533
Savings	$138,745	$168,391	$171,073	$151,571	$142,926
Time deposits, $250,000 and over*	$16,489	$17,464	$15,632	$24,677	$42,638
Other time deposits	$96,843	$88,837	$86,007	$99,344	$144,639
Total deposits	$782,291	$879,400	$922,972	$896,968	$1,001,645
Repurchase agreements	$38,727	$32,610	$33,078	$36,256	$48,944
Borrowed funds	$2,800	$1,300	$1,300	$54,600	$72,600
Junior subordinated debentures	$12,887	$12,887	$12,887	$12,887	$12,887
Accrued interest and other liabilities	$4,239	$8,149	$10,619	$9,605	$14,806
Total Liabilities	**$840,945**	**$934,346**	**$980,856**	**$1,010,316**	**$1,150,882**
Preferred stock	$1,500	$1,500	$1,500	$1,500	$1,500
Common stock	$13,818	$13,970	$14,119	$14,310	$14,523
Additional paid-in capital	$34,310	$35,322	$36,383	$37,575	$38,802
Retained earnings	$29,368	$37,758	$46,464	$54,198	$61,623
Accumulated other comprehensive loss	$915	($1,167)	($20,668)	($15,932)	($15,777)
Less - treasury stock, at cost	($2,623)	($2,623)	($2,623)	($2,623)	($2,623)
Total Shareholders' Equity	**$77,289**	**$84,760**	**$75,176**	**$89,029**	**$98,048**
Total Liabilities & Shareholders' Equity	**$918,233**	**$1,019,106**	**$1,056,032**	**$1,099,345**	**$1,248,930**

Community National Bank

Source: S&P Capital IQ Pro

Note: Consolidated financial data

Historical Consolidated Income Statement

Dollars shown in thousands	For the Year Ended December 31, 2020	2021	2022	2023	2024
INTEREST INCOME & EXPENSE					
Interest and fees on loans	$31,609	$33,067	$32,558	$41,825	$49,624
Interest on taxable debt securities	$1,031	$1,305	$3,112	$3,808	$3,633
Interest on tax-exempt debt securities	NA	$0	$203	$361	$322
Dividends	$82	$56	$83	$139	$228
Interest on federal funds sold and overnight deposits	$340	$362	$1,158	$770	$1,194
Total Interest Income	**$33,062**	**$34,791**	**$37,115**	**$46,902**	**$55,001**
Interest on deposits	$4,096	$2,568	$3,204	$9,342	$14,116
Interest on borrowed funds	$19	$71	$86	$1,550	$4,358
Interest on repurchase agreements	$255	$89	$167	$747	$797
Interest on junior subordinated debentures	$477	$393	$574	$1,054	$1,099
Total Interest Expense	**$4,847**	**$3,121**	**$4,030**	**$12,693**	**$20,370**
Net Interest Income	**$28,216**	**$31,669**	**$33,085**	**$34,209**	**$34,631**
Credit loss expense	$1,589	$624	$978	$1,481	$1,133
Net interest income after credit loss expense	**$26,627**	**$31,045**	**$32,107**	**$32,729**	**$33,498**
NONINTEREST ITEMS					
Service fees	$3,138	$3,442	$3,677	$3,689	$3,811
Income from sold loans	$1,470	$949	$606	$463	$370
Other income from loans	$1,055	$982	$1,377	$1,405	$1,229
Net realized gain on sale of securities AFS	$39	NA	–	$37	–
Other income	$1,070	$1,361	$983	$1,580	$1,772
Total Noninterest Income	**$6,772**	**$6,734**	**$6,643**	**$7,175**	**$7,182**
Salaries and wages	$7,598	$8,027	$8,347	$8,988	$9,352
Employee benefits	$3,084	$3,125	$2,743	$3,239	$3,876
Occupancy expenses, net	$2,673	$2,808	$2,807	$2,814	$2,740
Other expenses	$7,037	$7,698	$7,977	$8,536	$9,510
Total Noninterest Expense	**$20,392**	**$21,658**	**$21,874**	**$23,577**	**$25,477**
Income before income tax	**$13,007**	**$16,121**	**$16,875**	**$16,327**	**$15,203**
Income tax expense	$2,248	$2,983	$3,135	$2,895	$2,439
Net Income	**$10,759**	**$13,138**	**$13,740**	**$13,432**	**$12,764**

Source: S&P Capital IQ Pro

Note: Consolidated financial data

Non-GAAP Reconciliation I Consolidated ROATCE

Dollars are in thousands, unless otherwise noted

Non-GAAP Reconciliation | Consolidated ROATCE		For the Year Ended: 12/31/20	12/31/21	12/31/22	12/31/23	12/31/24	For the Quarter Ended: 03/31/25 (1)
Pre-tax Net Income		$13,007	$16,121	$16,875	$16,327	$15,203	$16,752
Less: Taxes		$2,248	$2,983	$3,135	$2,895	$2,439	$2,652
Net Income		$10,759	$13,138	$13,740	$13,432	$12,764	$14,100
Less: Dividends to Preferred Shareholders		($55)	($48)	($67)	($121)	($125)	($112)
Net Income to Common	[A]	**$10,704**	**$13,090**	**$13,673**	**$13,311**	**$12,639**	**$13,988**
Average Tangible Common Equity(2)	[B]	$59,908	$68,105	$63,198	$66,935	$79,877	$87,406
ROATCE	[C] = [A] / [B]	**17.87%**	**19.22%**	**21.64%**	**19.89%**	**15.82%**	**16.00%**

Community National Bank

Source: S&P Capital IQ Pro

(1) Represents annualized data for Q1'25 // (2) Shown as calculated by S&P Capital IQ Pro

Non-GAAP Reconciliation I Bank TCE/TA

Dollars are in thousands, unless otherwise noted

Non-GAAP Reconciliation | Bank TCE / TA		For the Year Ended: 12/31/21	12/31/22	12/31/23	12/31/24	For the Quarter Ended: 03/31/25
Total Equity		$97,061	$87,018	$101,032	$110,120	$115,170
Less: Preferred Equity		–	–	–	–	–
Less: Goodwill		(11,574)	(11,574)	(11,574)	(11,574)	(11,574)
Less: Core Deposit Intagible		–	–	–	–	–
Less: Other Intangible Assets		–	–	–	–	–
Tangible Common Equity	[A]	**$85,487**	**$75,444**	**$89,458**	**$98,546**	**$103,596**
Total Assets		$1,018,533	$1,055,421	$1,098,634	$1,248,213	$1,187,395
Less: Goodwill		(11,574)	(11,574)	(11,574)	(11,574)	(11,574)
Less: Core Deposit Intagible		–	–	–	–	–
Less: Other Intangible Assets		–	–	–	–	–
Tangible Assets	[B]	**$1,006,959**	**$1,043,847**	**$1,087,060**	**$1,236,639**	**$1,175,821**
Tang. Common Equity / Tang. Assets (%)	[C] = [A] / [B]	8.49%	7.23%	8.23%	7.97%	8.81%

Source: S&P Capital IQ Pro

Community National Bank


Community
Bancorp.
Community
NATIONAL BANK